ClearShares OCIO ETF
Schedule of Investments
February 28, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.8%	Shares	Value
Domestic Equity - 49.2%
Invesco QQQ Trust Series 1 (a)	17,837	$10,832,232
Invesco S&P 500 Equal Weight ETF	12,935	2,651,287
iShares Core S&P 500 ETF	11,128	7,671,420
iShares Core S&P Mid-Cap ETF	30,000	2,144,700
iShares Russell Mid-Cap Growth ETF (b)	40,941	5,598,682
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	103,794	8,663,685
State Street SPDR S&P 500 ETF Trust (a)	11,433	7,842,924
State Street Technology Select Sector SPDR ETF (a)	60,000	8,325,600
Vanguard Growth ETF (a)	2,085	960,914
Vanguard High Dividend Yield ETF	20,458	3,172,013
Vanguard Information Technology ETF	5,500	3,996,850
Vanguard S&P 500 ETF (a)	11,410	7,200,166
Vanguard Total Stock Market ETF	23,718	8,034,947
Vanguard Value ETF	35,986	7,458,458
		84,553,878

Fixed Income - 28.2%
ClearShares Ultra-Short Maturity ETF (c)	61,663	6,170,616
iShares 0-5 Year TIPS Bond ETF	21,148	2,185,011
iShares 3-7 Year Treasury Bond ETF (b)	61,378	7,409,552
iShares 7-10 Year Treasury Bond ETF	72,000	7,055,280
iShares Core U.S. Aggregate Bond ETF	45,574	4,621,204
iShares Intermediate Government/Credit Bond ETF	45,123	4,886,370
Vanguard Intermediate-Term Treasury ETF	65,000	3,947,450
Vanguard Short-Term Corporate Bond ETF	50,000	4,010,000
Vanguard Short-Term Treasury ETF	50,000	2,950,000
Vanguard Total Bond Market ETF	70,000	5,261,900
		48,497,383

Global Equity - 22.4%
Conductor Global Equity Value ETF (b)	56,470	962,051
iShares Currency Hedged MSCI EAFE ETF	137,735	6,202,207
iShares MSCI EAFE ETF (a)	71,608	7,546,051
iShares MSCI Emerging Markets ex China ETF	19,070	1,672,058
Schwab International Equity ETF	241,424	6,525,691
Vanguard FTSE Developed Markets ETF	147,616	10,368,548
Vanguard FTSE Emerging Markets ETF (a)	89,142	5,179,150
		38,455,756
TOTAL EXCHANGE TRADED FUNDS (Cost $130,199,066)		171,507,017

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.7%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (d)	9,861,750	9,861,750
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,861,750)		9,861,750

MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.60% (d)	464,392	464,392
TOTAL MONEY MARKET FUNDS (Cost $464,392)		464,392

TOTAL INVESTMENTS - 105.8% (Cost $140,525,208)		181,833,159
Liabilities in Excess of Other Assets - (5.8)%		(10,014,821)
TOTAL NET ASSETS - 100.0%		$171,818,338

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	All or a portion of this security is on loan as of February 28, 2026. The fair value of these securities was $9,647,474.
(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	The rate shown represents the 7-day annualized yield as of February 28, 2026.

ClearShares OCIO ETF
Schedule of Written Options
February 28, 2026 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Invesco QQQ Trust Series 1, Expiration: 03/20/2026; Exercise Price: $635.00	$(10,809,762)	(178)	$(24,653)
iShares MSCI EAFE ETF, Expiration: 03/20/2026; Exercise Price: $110.00	(7,545,208)	(716)	(49,404)
State Street SPDR S&P 500 ETF Trust, Expiration: 03/20/2026; Exercise Price: $719.00	(7,820,286)	(114)	(2,223)
State Street Technology Select Sector SPDR ETF, Expiration: 03/20/2026; Exercise Price: $150.00	(8,325,600)	(600)	(15,000)
Vanguard FTSE Emerging Markets ETF, Expiration: 03/20/2026; Exercise Price: $62.00	(5,810)	(1)	(23)
Vanguard Growth ETF, Expiration: 03/20/2026; Exercise Price: $495.00	(921,740)	(20)	(850)
Vanguard S&P 500 ETF, Expiration: 03/20/2026; Exercise Price: $665.00	(7,193,856)	(114)	(1,140)
TOTAL WRITTEN OPTIONS (Premiums received $97,441)			$(93,293)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

ClearShares OCIO ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$171,507,017	$–	$–	$171,507,017
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	9,861,750
Money Market Funds	464,392	–	–	464,392
Total Investments	$171,971,409	$–	$–	$181,833,159

Liabilities:
Investments:
Written Options	$–	$(93,293)	$–	$(93,293)
Total Investments	$–	$(93,293)	$–	$(93,293)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $9,861,750 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

ClearShares OCIO ETF - Transactions with Affiliates
	Value as of May 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of February 28, 2026	Shares as of February 28, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Clearshares Ultra-Short Maturity ETF	$6,036,038	$138,670	$–	$–	$(4,092)	$6,170,616	61,663	$174,003	$–
	$6,036,038	$138,670	$–	$–	$(4,092)	$6,170,616	61,663	$174,003	$–